SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             _______________________

                                   FORM 8-K/A


                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                             _______________________


                  Date of Report
                  (Date of earliest
                  event reported):              April 21, 1997


                            Superior Services, Inc.
             (Exact name of registrant as specified in its charter)


     Wisconsin                      0-27508                  39-1733405
   (State or other              (Commission File              (IRS Employer
   jurisdiction of                   Number)              Identification No.)
   incorporation)


       10150 West National Avenue, Suite 350, West Allis, Wisconsin  53227
           (Address of principal executive offices including zip code)


                                 (414) 328-2800
                         (Registrant's telephone number)

   Amendment No. Two

   The undersigned Registrant hereby amends the following item of its Current Report filed on Form 8-K dated
   May 2, 1997, in the pages attached hereto.

          This Amendment No. 2 to Form 8-K/A, dated June 30, 1997, by Superior Services, Inc. is being filed solely to file Exhibit 23.1 to Amendment #1 to Form 8-K/A of Superior Services, Inc. filed with the Securities and Exchange Commission on Friday, June 27, 1997.

     A.  Exhibits

          23.1.          Independent Auditors' Consent

                                    SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              SUPERIOR SERVICES, INC.



   Date:  June 30, 1997            By:  /s/ George K. Farr
                                        George K. Farr
                                        Chief Financial Officer

                                  EXHIBIT INDEX

       EXHIBIT NUMBER               DESCRIPTION

            23.1               Consent of Accountants